UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

Software Acquisition Group Inc. III

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1980 Festival Plaza Drive, Suite 300

Las Vegas, NV 89135

310-991-4982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SWAGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 14, 2022, Software Acquisition Group Inc. III, a Delaware corporation (“SWAG”), and Nuevo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of SWAG (“Merger Sub”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) with Branded Online, Inc. (d/b/a Nogin), a Delaware corporation (“Nogin” or the “Company”). If (i) the Merger Agreement is adopted and the transactions contemplated thereby, including the Merger, are approved by SWAG’s and Nogin’s stockholders and (ii) the Merger is subsequently completed, Merger Sub will merge with and into Nogin, with Nogin surviving the Merger as a wholly owned subsidiary of SWAG (the “Merger” and, along with the transactions contemplated in the Merger Agreement, the “Transactions”).

As part of the Transactions, holders of Nogin’s common stock and vested options will receive aggregate consideration of approximately $566.0 million, payable in (i) the case of Nogin’s stockholders, newly issued shares of SWAG Class A common stock, par value $0.0001 per share (“SWAG Class A common stock”), with a value ascribed to each share of SWAG Class A common stock of $10.00, and, at their election, a portion of $20.0 million of consideration payable in cash and (ii) the case of Nogin’s optionholders, options of SWAG (collectively, the “merger consideration”).

Representations and Warranties

Under the Merger Agreement, Nogin made customary representations and warranties relating to: organization; authorization; capitalization; Nogin’s subsidiaries; consents and approvals; financial statements; absence of undisclosed liabilities; absence of certain changes; real estate; intellectual property; litigation; material contracts; taxes; environmental matters; licenses and permits; employee benefits; labor and employment matters; international trade and anti-corruption matters; certain fees; insurance policies; affiliate transactions; information supplied; customers and suppliers; compliance with laws; PPP loans; and disclaimer of warranties.

Under the Merger Agreement, SWAG and Merger Sub made customary representations and warranties relating to: organization; authorization; capitalization; consents and approvals; financial statements; business activities and absence of undisclosed liabilities; absence of certain changes; litigation; material contracts; taxes; compliance with laws; certain fees; organization of Merger Sub; Securities and Exchange Commission (“SEC”) reports, Nasdaq Stock Market LLC (“NASDAQ”) compliance and the Investment Company Act; information supplied; approvals of boards of directors and stockholders; SWAG’s Trust Account (the “Trust Account”); affiliate transactions; independent investigation; employee benefits; valid issuance of securities; takeover statutes and charter provisions; and disclaimer of warranties.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to business operations prior to the consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for SWAG and the Company to cooperate in the preparation of the Registration Statement on Form S-4 required to be prepared in connection with the Transactions (the “Registration Statement”).

Conditions to Closing

The respective obligations of the parties to consummate the Transactions contemplated by the Merger Agreement, including the Merger, are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the Transactions (the “Closing”) of the following conditions:

•

there must not be in effect any order prohibiting or preventing the consummation of the Transactions and no law adopted, enacted or promulgated that makes consummation of the Transactions illegal or otherwise prohibited;

•

all waiting periods and any extensions thereof applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Act, and any commitments or agreements (including timing agreements) with any governmental entity not to consummate the Transactions before a certain date, must have expired or been terminated;

•	the offer contemplated by the proxy statement/prospectus to be filed by SWAG must have been completed in accordance with the terms of the Merger Agreement and the proxy statement/prospectus;

•

the approval of each of the proposals set forth in the Registration Statement to be filed by SWAG must have been obtained in accordance with the Delaware General Corporation Law (“DGCL”), SWAG’s organizational documents and the rules and regulations of NASDAQ;

•	the approval of the Transactions by the holders of Nogin common stock and Nogin preferred stock must have been obtained in accordance with the DGCL and Nogin’s organizational documents;

•

the Registration Statement must have become effective in accordance with the United States Securities Act of 1933 (the “Securities Act”) and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose have commenced or shall be threatened by the SEC;

•	the SWAG common stock to be issued in the Transactions must have been approved for listing by NASDAQ, subject only to official notice of issuance thereof.

Conditions to the Obligations of Nogin

The obligations of Nogin to consummate the Transactions contemplated by the Merger Agreement are subject to the satisfaction, or written waiver by Nogin, at or prior to the Closing, of the following conditions:

•

the representations and warranties of SWAG and Merger Sub (other than fundamental representations), disregarding qualifications contained therein relating to materiality, must be true and correct as of the date of the consummation of the Transactions (the “Closing Date”) as if made at and as of such time (or, if given as of an earlier date, as of such earlier date), except that this condition will be satisfied unless any and all inaccuracies in such representations and warranties of SWAG and Merger Sub, in the aggregate, would or would reasonably be expected to result in a material adverse effect with respect to SWAG and Merger Sub, and fundamental representations must be true and correct in all respects as of the Closing Date (or, if given as of an earlier date, such earlier date);

•	SWAG and Merger Sub must have performed in all material respects its obligations under the Merger Agreement required to be performed by them at or prior to the Closing;

•	Nogin must have received a certificate executed and delivered by an authorized officer of SWAG confirming that the conditions set forth in the immediately preceding bullet points have been satisfied;

•

the proceeds from the Transactions, consisting of (a) the aggregate cash proceeds available for release to SWAG from the Trust Account in connection with the Transactions (after, for the avoidance of doubt, giving effect to any redemptions of shares of SWAG Class A common stock by stockholders of SWAG but before release of any other funds) plus (b) proceeds received from any PIPE or similar investment), must be equal to or in excess of $50 million; and

•	the directors and executive officers of SWAG must have been removed from their respective positions or tendered their irrevocable resignations effective as of the Closing.

Conditions to the Obligations of SWAG and Merger Sub

The obligations of SWAG and Merger Sub to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction, or written waiver by SWAG, at or prior to the Closing of the following conditions:

•

the representations and warranties of Nogin (other than fundamental representations), disregarding qualifications contained therein relating to materiality, must be true and correct as of the Closing Date as if made at and as of such time (or, if given as of an earlier date, as of such earlier date), except that this condition will be satisfied unless any and all inaccuracies in such representations and warranties of Nogin, in the aggregate, would or would reasonably be expected to result in a material adverse effect with respect to Nogin, and fundamental representations must be true an correct in all respects as of the Closing Date (or, if given as of an earlier date, such earlier date);

•	Nogin must have performed in all material respects its obligations under the Merger Agreement required to be performed by it at or prior to the Closing;

•	SWAG must have received a certificate executed and delivered by an authorized officer of Nogin confirming that the conditions set forth in the immediately preceding bullet points have been satisfied;

•	SWAG must have received a copy of the written consent of the holders of Nogin common stock and Nogin preferred stock approving the Transactions, which consent must remain in full force and effect; and

•	since the date of the Merger Agreement, a material adverse effect with respect to Nogin must not have occurred.

Waivers

Either SWAG or the Company may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to SWAG’s amended and restated certificate of incorporation, SWAG cannot consummate the proposed Transactions if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Transactions after taking into account the holders of public shares that properly demanded that SWAG redeem their public shares for their pro rata share of the trust account.

Termination

The Merger Agreement may be terminated and the Transactions abandoned at any time prior to the Closing, as follows:

•	in writing, by mutual consent of the parties;

•

by SWAG or Nogin if any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger has been enacted and has become final and non-appealable, except that a party may not terminate the Merger Agreement for this reason if it has breached in any material respect its obligations set forth in the Merger Agreement in any manner that has proximately contributed to the enactment, issuance, promulgation or entry into such law or order;

•

by Nogin (if not in breach such that a closing condition cannot be satisfied) if any representation or warranty is not true and correct or if SWAG has failed to perform any covenant or agreement made by either SWAG or Merger Sub in the Merger Agreement, such that the conditions to the obligations of SWAG, as described above, could not be satisfied as of the Closing Date, and (ii) are not or cannot be cured within thirty days after written notice from Nogin of such breach is received by SWAG and Merger Sub, or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to August 31, 2022 (the “Outside Date”);

•

by SWAG (if not in breach such that a closing condition cannot be satisfied) if any representation or warranty is not true and correct or if Nogin has failed to perform any covenant or agreement made by Nogin in the Merger Agreement, such that the conditions to the obligations of Nogin, as described above, could not be satisfied as of the Closing Date, and (ii) are not or cannot be cured within thirty days after written notice from SWAG of such breach is received by SWAG, or which breach, untruth or inaccuracy, by its nature, cannot be cured prior to the Outside Date;

•

by written notice by any party if the Closing has not occurred on or prior to the Outside Date so long as such party is not then in breach of the Merger Agreement in a manner that contributed to the occurrence of the failure of a condition;

•	by Nogin if SWAG’s board of directors changes its recommendation in favor of the Transactions;

•	by SWAG if the required approvals of Nogin have not been obtained within five business days following the time that the Registration Statement is declared effective; or

•	by SWAG or Nogin if the approval of certain proposals contained in the Registration Statement is not obtained at the SWAG stockholders meeting (including any adjournments of such meeting).

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about SWAG, Merger Sub or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that SWAG makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Agreement

In connection with the execution of the Merger Agreement, Software Acquisition Holdings III LLC (the “Sponsor”) entered into a sponsor agreement (the “Sponsor Agreement”) with SWAG and Nogin, pursuant to which the Sponsor agreed to, among other things, (i) vote at the special meeting to be called for approval of the Transactions any SWAG Class A common stock or SWAG Class B common stock, par value $0.0001 per share (collectively, the “Sponsor Securities”), held of record or thereafter acquired in favor of the proposals presented by SWAG at such meeting, (ii) be bound by certain other covenants and agreements related to the Merger and (iii) be bound by certain transfer restrictions with respect to the Sponsor Securities, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement. The Sponsor Agreement also provides that the Sponsor has agreed to waive redemption rights in connection with the consummation of the Transactions with respect to any Sponsor Securities they may hold.

The Sponsor has also agreed, subject to certain exceptions, not to transfer any of its shares of SWAG Class B common stock (the “Founder Shares”) (or any shares of SWAG common stock issuable upon conversion in connection with the Closing) until the earlier of (i) the date that is the one-year anniversary of the Closing and (ii) the date on which SWAG completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of SWAG’s stockholders having the right to exchange their shares of SWAG common stock for cash, securities or other property or (iii) subsequent to the consummation of the Transactions, the date on which the last reported sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing Date of the Transactions (the “Founder Shares Lock-up Period”).

The Sponsor Agreement parties have also agreed, subject to certain exceptions, not to transfer any private placement warrants purchased in connection with SWAG’s initial public offering (the “Private Placement Warrants”) (or any share of SWAG common stock issued or issuable upon the exercise of the Private Placement Warrants), until 30 days after the Closing Date of the Transactions (the “Private Placement Warrants Lock-Up Period” and, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

The Sponsor Agreement provides that as of immediately prior to (but subject to) the Closing, 1,710,590 (or 30%) of the Founder Shares held by the Sponsor as of the Closing, or 2,565,885 (or 45%) of the Founders Shares if, immediately prior to the Closing, holders of SWAG Class A common stock have validly elected to redeem a number of shares of SWAG Class A common stock (and have not withdrawn such redemptions) that would result in greater than 40% of the funds in the Trust Account being paid to such redeeming holders for such redemptions, will be subject to certain time and performance-based vesting provisions described below. The Sponsor has agreed, subject to exceptions, not to transfer any unvested Founder Shares prior to the date such securities become vested. Pursuant to the Sponsor Agreement, 50% of the unvested Founder Shares (the “First Tranche Shares”) will vest on any day following the Closing when the closing price of a share of SWAG Class A common stock on NASDAQ (the “Closing Share Price”) equals or exceeds $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) and the remaining 50% will vest (along with any unvested First Tranche Shares) when the Closing Share Price equals or exceeds $14.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

The Sponsor Agreement will terminate on the later of (i) the vesting of all unvested Founder Shares (ii) the end of the Founder Shares Lock-Up Period.

The foregoing summary of the Sponsor Agreement is qualified in its entirety by reference to the full text of the Sponsor Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

In connection with the execution of the Merger Agreement, SWAG, Nogin and certain stockholders of Nogin (collectively, the “Supporting Nogin Stockholders” and each, a “Supporting Nogin Stockholder”) entered into the Company Support Agreement. Pursuant to the Company Support Agreement, among other things, each Supporting Nogin Stockholder agreed to (i) vote at any meeting of the stockholders of Nogin all of its Nogin common stock and/or Nogin preferred stock, as applicable (or any securities convertible into or exercisable or exchangeable for Nogin common stock or Nogin preferred stock), held of record or thereafter acquired in favor of the transactions and the adoption of the Merger Agreement; (ii) appoint the chief executive officer of Nogin as such stockholder’s proxy in the event such stockholder fails to fulfil its obligations under the Company Support Agreement, (iii) be bound by certain other covenants and agreements related to the Merger and (iv) be bound by certain transfer restrictions with respect to Nogin securities, in each case, on the terms and subject to the conditions set forth in the Company Support Agreement. The shares of Nogin capital stock that are owned by the Supporting Nogin Stockholders and subject to the Company Support Agreement represent approximately 84.8% of the outstanding shares of Nogin common stock and approximately 99.5% of the outstanding shares of Nogin preferred stock. The execution and delivery of written consents by all of the Supporting Nogin Stockholders will constitute the Nogin stockholder approval at the time of such delivery. Additionally, the Supporting Nogin Stockholders have agreed to waive any appraisal rights (including under Section 262 of the DGCL) with respect to the Merger and any rights to dissent with respect to the Merger.

The foregoing summary of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, SWAG and certain stockholders of Nogin and SWAG will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which SWAG will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of SWAG Class A common stock and other equity securities of SWAG that are held by the parties thereto from time to time. Pursuant to the Registration Rights Agreement, SWAG will agree to file a shelf registration statement registering the resale of the SWAG Class A common stock (including those held as of the effective time or issuable upon future exercise of the Private Placement Warrants) and the Private Placement Warrants (the “Registrable Securities”) under the Registration Rights Agreement within 15 days of the Closing. Up to four times total and up to twice in any 12-month period, certain legacy Nogin stockholders and legacy SWAG stockholders may request to sell all or any portion of their Registrable Securities in an underwritten offering so long as the total offering price is reasonably expected to exceed $35 million. SWAG also agreed to provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that SWAG will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Working Capital Loan

On February 9, 2022, SWAG issued an unsecured promissory note (the “Note”) in the principal amount of $300,000 to the Sponsor. The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination. If the Company does not complete a business combination, the Note will not be repaid and all amounts owed under it will be forgiven. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Note is qualified in its entirety by reference to the full text of the Note, which is attached as Exhibit 10.4 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Note under the caption “Working Capital Loan” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the press release jointly issued by the parties announcing the Transactions.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that was presented to certain potential investors in connection with the Transaction.

Furnished herewith as Exhibit 99.3 is a transcript of a webcast first posted on February 14, 2022 in connection with the announcement of the Transactions.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional information

This Current Report on Form 8-K (this “Report”) relates to a proposed business combination between the Company and SWAG. In connection with the proposed business combination, SWAG intends to file a Registration Statement that will include a proxy statement/prospectus of SWAG in connection with SWAG’s solicitation of proxies for the vote by SWAG’s stockholders with respect to the proposed Transactions. The proxy statement/prospectus will be sent to all SWAG stockholders and SWAG will also file other documents regarding the proposed Transactions with the SEC. This Report does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Before making any voting or investment decision, investors and security holders are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transactions as they become available because they will contain important information about the proposed Transactions.

Investors and security holders will be able to obtain free copies of the Registration Statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company and SWAG through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge by written request to the Company at Nogin, 1775 Flight Way STE 400, Tustin, CA 92782.

Participants in Solicitation

The Company, SWAG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SWAG’s shareholders with respect to the proposed Transactions. You can find information about SWAG’s directors and executive officers and their ownership of SWAG’s securities in SWAG’s final prospectus relating to its initial public offering, dated July 28, 2021, which was filed with the SEC on July 30, 2021 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from SWAG’s shareholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed Transactions when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Report includes forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions between the Company and SWAG, including statements regarding the benefits of the Transactions, the anticipated timing of the Transactions, the products and services offered by the Company and the markets in which it operates, and the Company’s projected future results. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SWAG and its management, and the Company and its management, as the case may be, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SWAG’s securities, (ii) the risk that the transaction may not be completed by SWAG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SWAG, (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Merger Agreement by the shareholders of SWAG and the Company, the satisfaction of the minimum Trust Account amount following redemptions by SWAG’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether to pursue the proposed Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) risks that the proposed Transactions disrupts current plans of the Company and potential difficulties in the Company employee retention as a result of the proposed Transactions, (viii) the outcome of any legal proceedings that may be instituted against the Company or against SWAG related to the Merger Agreement or the proposed Transactions, (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transactions, and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SWAG’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 (as amended), SWAG’s final prospectus relating to its initial public offering, dated July 28, 2021, and other documents filed by SWAG from time to time with the SEC and the Registration Statement and proxy statement/prospectus discussed above. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and SWAG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither the Company nor SWAG undertakes any duty to update these forward-looking statements.

Any financial and capitalization information or projections in this Report are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s and SWAG’s control. While such information and projections are necessarily speculative, the Company and SWAG believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Report should not be regarded as an indication that the Company or SWAG, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit	Description

2.1†	Agreement and Plan of Merger, dated as of February 14, 2022, by and among Software Acquisition Group Inc. III, Nuevo Merger Sub Inc. and Branded Online, Inc. dba Nogin.

10.1	Sponsor Agreement, dated as of February 14, 2022, by and among Software Acquisition Holdings III LLC, Software Acquisition Group Inc. III and Branded Online, Inc. dba Nogin.

10.2	Company Support Agreement, dated as of February 14, 2022, by and among Software Acquisition Group Inc. III, Branded Online, Inc. dba Nogin and the other parties signatory thereto.

10.3	Form of Registration Rights Agreement, by and among Branded Online, Inc. dba Nogin and the other parties signatory thereto.

10.4	Promissory Note

99.1	Press Release, dated February 14, 2022

99.2	Investor Presentation

99.3	Webcast Transcript

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2022

SOFTWARE ACQUISITION GROUP INC. III

By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chief Executive Officer